Exhibit 99.2
Westar Energy, Inc.
Fourth Quarter and Year-end 2017 Earnings
Released February 21, 2018

Cody VandeVelde
Director Investor Relations
785-575-8227
cody.vandevelde@WestarEnergy.com
NOTE:
The Notes to the Consolidated Financial Statements in the company's Annual Report on Form 10-K for the period ended December 31, 2017 should be read in conjunction with this financial information. The enclosed statements have been prepared for the purpose of providing information concerning the Company and not in connection with any sale, offer for sale, or solicitation to buy any securities.

Westar Energy, Inc.
Consolidated Statements of Income
(Unaudited)

	Three Months Ended December 31,
	2017	2016	Change	% Change
	(In Thousands, Except Per Share Amounts)
REVENUES:
Residential	$178,773	$174,598	$4,175	2.4
Commercial	172,511	168,819	3,692	2.2
Industrial	99,393	98,575	818	0.8
Other retail	(6,258)	7,989	(14,247)	(178.3)
Total Retail Revenues	444,419	449,981	(5,562)	(1.2)
Wholesale	70,418	84,351	(13,933)	(16.5)
Transmission	70,348	64,717	5,631	8.7
Other	9,596	7,486	2,110	28.2
Total Revenues	594,781	606,535	(11,754)	(1.9)
OPERATING EXPENSES:
Fuel and purchased power	126,086	135,135	(9,049)	(6.7)
SPP network transmission costs	62,867	58,838	4,029	6.8
Operating and maintenance	85,711	96,178	(10,467)	(10.9)
Depreciation and amortization	94,424	85,681	8,743	10.2
Selling, general and administrative	67,202	68,689	(1,487)	(2.2)
Taxes other than income	41,209	46,133	(4,924)	(10.7)
Total Operating Expenses	477,499	490,654	(13,155)	(2.7)
INCOME FROM OPERATIONS	117,282	115,881	1,401	1.2
OTHER INCOME (EXPENSE):
Investment earnings	2,309	2,097	212	10.1
Other income	2,679	8,369	(5,690)	(68.0)
Other expense	(4,600)	(3,672)	(928)	(25.3)
Total Other Income	388	6,794	(6,406)	(94.3)
Interest expense	42,768	40,715	2,053	5.0
INCOME BEFORE INCOME TAXES	74,902	81,960	(7,058)	(8.6)
Income tax expense	38,596	24,165	14,431	59.7
NET INCOME	36,306	57,795	(21,489)	(37.2)
Less: Net income attributable to noncontrolling interests	2,418	3,863	(1,445)	(37.4)
NET INCOME ATTRIBUTABLE TO WESTAR ENERGY, INC.	$33,888	$53,932	$(20,044)	(37.2)
Earnings per common share, basic	$0.24	$0.38	$(0.14)	(36.8)
Diluted earnings per common share	$0.24	$0.38	$(0.14)	(36.8)
Weighted average equivalent common shares outstanding – basic (in thousands)	142,479	142,152	327	0.2
Weighted average equivalent common shares outstanding – diluted (in thousands)	142,585	142,659	(74)	(0.1)
DIVIDENDS DECLARED PER COMMON SHARE	$0.40	$0.38	$0.02	5.3
Effective income tax rate	52%	29%

The Notes to the Consolidated Financial Statements in the company's Annual Report on Form 10-K for the period ended December 31, 2017 should be read in conjunction with this financial information.

Westar Energy, Inc.
Consolidated Statements of Income
(Unaudited)

	Twelve Months Ended December 31,
	2017	2016	Change	% Change
	(In Thousands, Except Per Share Amounts)
REVENUES:
Residential	$821,222	$838,998	$(17,776)	(2.1)
Commercial	729,743	741,066	(11,323)	(1.5)
Industrial	423,620	413,298	10,322	2.5
Other retail	(28,551)	(15,013)	(13,538)	(90.2)
Total Retail Revenues	1,946,034	1,978,349	(32,315)	(1.6)
Wholesale	312,942	304,871	8,071	2.6
Transmission	279,446	253,713	25,733	10.1
Other	32,581	25,154	7,427	29.5
Total Revenues	2,571,003	2,562,087	8,916	0.3
OPERATING EXPENSES:
Fuel and purchased power	541,535	509,496	32,039	6.3
SPP network transmission costs	247,882	232,763	15,119	6.5
Operating and maintenance	333,923	346,313	(12,390)	(3.6)
Depreciation and amortization	371,747	338,519	33,228	9.8
Selling, general and administrative	249,567	261,451	(11,884)	(4.5)
Taxes other than income	167,630	191,662	(24,032)	(12.5)
Total Operating Expenses	1,912,284	1,880,204	32,080	1.7
INCOME FROM OPERATIONS	658,719	681,883	(23,164)	(3.4)
OTHER INCOME (EXPENSE):
Investment earnings	10,693	9,013	1,680	18.6
Other income	8,351	34,582	(26,231)	(75.9)
Other expense	(19,055)	(18,012)	(1,043)	(5.8)
Total Other Income	(11)	25,583	(25,594)	(100.0)
Interest expense	171,001	161,726	9,275	5.7
INCOME BEFORE INCOME TAXES	487,707	545,740	(58,033)	(10.6)
Income tax expense	151,155	184,540	(33,385)	(18.1)
NET INCOME	336,552	361,200	(24,648)	(6.8)
Less: Net income attributable to noncontrolling interests	12,632	14,623	(1,991)	(13.6)
NET INCOME ATTRIBUTABLE TO WESTAR ENERGY, INC.	$323,920	$346,577	$(22,657)	(6.5)
Earnings per common share, basic	$2.27	$2.43	$(0.16)	(6.6)
Diluted earnings per common share	$2.27	$2.43	$(0.16)	(6.6)
Weighted average equivalent common shares outstanding – basic (in thousands)	142,464	142,068	396	0.3
Weighted average equivalent common shares outstanding – diluted (in thousands)	142,560	142,475	$85	0.1
DIVIDENDS DECLARED PER COMMON SHARE	$1.60	$1.52	$0.08	5.3
Effective income tax rate	31%	34%

The Notes to the Consolidated Financial Statements in the company's Annual Report on Form 10-K for the period ended December 31, 2017 should be read in conjunction with this financial information.

Westar Energy, Inc.
Consolidated Balance Sheets
(Dollars in Thousands, Except Par Values)
(Unaudited)

	December 31, 2017	December 31, 2016
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$3,432	$3,066
Accounts receivable, net of allowance for doubtful accounts of $6,716 and $6,667, respectively	290,652	288,579
Fuel inventory and supplies	293,562	300,125
Taxes receivable	—	13,000
Prepaid expenses	16,425	16,528
Regulatory assets	99,544	117,383
Other	23,435	29,701
Total Current Assets	727,050	768,382
PROPERTY, PLANT AND EQUIPMENT, NET	9,553,755	9,248,359
PROPERTY, PLANT AND EQUIPMENT OF VARIABLE INTEREST ENTITIES, NET	176,279	257,904
OTHER ASSETS:
Regulatory assets	685,355	762,479
Nuclear decommissioning trust	237,102	200,122
Other	244,827	249,828
Total Other Assets	1,167,284	1,212,429
TOTAL ASSETS	$11,624,368	$11,487,074
LIABILITIES AND EQUITY
CURRENT LIABILITIES:
Current maturities of long-term debt	$—	$125,000
Current maturities of long-term debt of variable interest entities	28,534	26,842
Short-term debt	275,700	366,700
Accounts payable	204,186	220,522
Accrued dividends	53,830	52,885
Accrued taxes	87,727	85,729
Accrued interest	72,693	72,519
Regulatory liabilities	11,602	15,760
Other	89,445	81,236
Total Current Liabilities	823,717	1,047,193
LONG-TERM LIABILITIES:
Long-term debt, net	3,687,555	3,388,670
Long-term debt of variable interest entities, net	81,433	111,209
Deferred income taxes	815,743	1,752,776
Unamortized investment tax credits	257,093	210,654
Regulatory liabilities	1,093,974	223,693
Accrued employee benefits	541,364	512,412
Asset retirement obligations	379,989	323,951
Other	83,063	83,326
Total Long-Term Liabilities	6,940,214	6,606,691
COMMITMENTS AND CONTINGENCIES (See Notes 14 and 16)
EQUITY:
Westar Energy, Inc. Shareholders’ Equity:
Common stock, par value $5 per share; authorized 275,000,000 shares; issued and outstanding 142,094,275 shares and 141,791,153 shares, respective to each date	710,471	708,956
Paid-in capital	2,024,396	2,018,317
Retained earnings	1,173,255	1,078,602
Total Westar Energy, Inc. Shareholders’ Equity	3,908,122	3,805,875
Noncontrolling Interests	(47,685)	27,315
Total Equity	3,860,437	3,833,190
TOTAL LIABILITIES AND EQUITY	$11,624,368	$11,487,074

The Notes to the Consolidated Financial Statements in the company's Annual Report on Form 10-K for the period ended December 31, 2017 should be read in conjunction with this financial information.

Westar Energy, Inc.
Consolidated Statements of Cash Flows
(In Thousands)
(Unaudited)

	Twelve Months Ended December 31,
	2017	2016
CASH FLOWS FROM (USED IN) OPERATING ACTIVITIES:
Net income	$336,552	$361,200
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	371,747	338,519
Amortization of nuclear fuel	32,167	26,714
Amortization of deferred regulatory gain from sale leaseback	(5,495)	(5,495)
Gain on lease modification	(3,500)	—
Amortization of corporate-owned life insurance	20,601	18,042
Non-cash compensation	8,985	9,353
Net deferred income taxes and credits	149,568	185,229
Allowance for equity funds used during construction	(1,996)	(11,630)
Payments for asset retirement obligations	(16,026)	(5,372)
Changes in working capital items:
Accounts receivable	(2,073)	(30,294)
Fuel inventory and supplies	7,182	1,790
Prepaid expenses and other	64,744	(7,431)
Accounts payable	10,023	(8,149)
Accrued taxes	9,155	(5,942)
Other current liabilities	(118,018)	(86,359)
Changes in other assets	29,295	18,872
Changes in other liabilities	19,527	23,373
Cash Flows from Operating Activities	912,438	822,420
CASH FLOWS FROM (USED IN) INVESTING ACTIVITIES:
Additions to property, plant and equipment	(764,645)	(1,086,970)
Purchase of securities - trust	(41,033)	(46,581)
Sale of securities - trust	41,245	47,026
Investment in corporate-owned life insurance	(13,875)	(14,648)
Proceeds from investment in corporate-owned life insurance	1,420	92,677
Investment in affiliated company	—	(655)
Other investing activities	(3,546)	(3,609)
Cash Flows used in Investing Activities	(780,434)	(1,012,760)
CASH FLOWS FROM (USED IN) FINANCING ACTIVITIES:
Short-term debt, net	(91,328)	116,162
Proceeds from long-term debt	296,215	396,290
Proceeds from long-term debt of variable interest entities	—	162,048
Retirements of long-term debt	(125,000)	(50,000)
Retirements of long-term debt of variable interest entities	(26,840)	(190,357)
Repayment of capital leases	(3,530)	(3,104)
Borrowings against cash surrender value of corporate-owned life insurance	55,094	57,850
Repayment of borrowings against cash surrender value of corporate-owned life insurance	(1,008)	(89,284)
Issuance of common stock	659	2,439
Distributions to shareholders of noncontrolling interests	(5,760)	(2,550)
Cash dividends paid	(223,117)	(204,340)
Other financing activities	(7,023)	(4,979)
Cash Flows (used in) from Financing Activities	(131,638)	190,175
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	366	(165)
CASH AND CASH EQUIVALENTS:
Beginning of period	3,066	3,231
End of period	$3,432	$3,066

The Notes to the Consolidated Financial Statements in the company's Annual Report on Form 10-K for the period ended December 31, 2017 should be read in conjunction with this financial information.

Westar Energy, Inc.
4th Quarter 2017 vs. 2016

Earnings Variances
			Change
		($ per share)	(Dollars in Thousands)		($ per share)
2016 earnings attributable to common stock			$53,932		$0.38

		Favorable/(Unfavorable)

	Gross Margin		(6,734)	A
	Operating and maintenance		10,467	B
	Depreciation and amortization		(8,743)	C
	Selling, general and administrative		1,487
	Taxes other than income taxes		4,924	D
	Other income (expense)		(6,406)	E
	Interest expense		(2,053)
	Income tax expense		(14,431)	F
	Net income attributable to noncontrolling interests		1,445
	Change in shares outstanding	—

2017 earnings attributable to common stock			$33,888		$0.24

	Major factors influencing the period to period change in EPS -- Favorable/(Unfavorable)
A	Due primarily to decreased property tax surcharge revenue, which is offset by lower property tax amortization expense

B
Due primarily to: lower operating and maintenance costs at our coal fired plants primarily due to planned JEC outage in 2016 -- $6.5M; lower transmission and distribution operating and maintenance costs due in part to higher grid resiliency costs in 2016 and assisting other utilities with mutual aid -- $6.1M; partially offset by higher operating expense due to start of Western Plains Wind Farm -- ($2.6M)

C	Due principally to property additions from completion of Western Plains Wind Farm in March 2017

D	Due primarily to decreased property tax amortization expense that is largely offset by decreased prices --$5.3M

E	Due primarily to: lower COLI benefit -- ($2.8M); a decrease in equity AFUDC -- ($2.8M)

F	Due primarily to write-off of excess non-regulated deferred income tax assets due to the TCJA -- ($12.2M)

The Notes to the Consolidated Financial Statements in the company's Annual Report on Form 10-K for the period ended December 31, 2017 should be read in conjunction with this financial information.

Westar Energy, Inc.
YTD December 2017 vs. 2016

Earnings Variances
			Change
		($ per share)	(Dollars in Thousands)		($ per share)
2016 earnings attributable to common stock			$346,577		$2.43

		Favorable/(Unfavorable)

	Gross Margin		(38,242)	A
	Operating and maintenance		12,390	B
	Depreciation and amortization		(33,228)	C
	Selling, general and administrative		11,884	D
	Taxes other than income		24,032	E
	Other income (expense)		(25,594)	F
	Interest expense		(9,275)	G
	Income tax expense		33,385	H
	Net income attributable to noncontrolling interests		1,991
	Change in shares outstanding	—

2017 earnings attributable to common stock			$323,920		$2.27

	Major factors influencing the period to period change in EPS -- Favorable/(Unfavorable)
A
Due primarily to lower residential and commercial sales primarily attributable to mild weather; partially offset by increased industrial sales, lower property tax surcharge revenue, which is offset by lower property tax amortization expense, and lower tariff-based wholesale revenue

B
Due primarily to: lower transmission and distribution operating and maintenance costs due in part to higher grid resiliency costs in 2016 and assisting other utilities with mutual aid -- $8.6M; a decrease in nuclear operating and maintenance costs primarily due to offset from receipt of legal settlement proceeds at Wolf Creek -- $5.8M; lower operating and maintenance costs at our coal fired plants primarily due to planned JEC outage in 2016 -- $4.9M; partially offset by higher operating expense due to start of Western Plains Wind Farm -- ($8.8M)

C	Due principally to property additions from completion of Western Plains Wind Farm in March 2017

D	Due primarily to recording less variable employee compensation -- $7.1M

E	Due primarily to decreased property tax amortization expense that is largely offset by decreased prices -- $24.2M

F	Due primarily to: lower COLI benefit -- ($19.5M); a decrease in equity AFUDC -- ($9.6M); partially offset by deconsolidation of the trust holding our 8% interest in JEC -- $3.5

G	Due primarily to: an increase in interest expense of long-term debt primarily from the issuances of FMBs in excess of retirements -- ($4.9M); decrease in debt AFUDC -- ($4.4M)

H
Due primarily to; an increase in production tax credits largely from Western Plains Wind Farm - $24.0M; reduction in income tax expense from lower income before income tax -- $22.9M; partially offset by write-off of excess unregulated deferred income tax assets due to the TCJA -- ($12.2M)

The Notes to the Consolidated Financial Statements in the company's Annual Report on Form 10-K for the period ended December 31, 2017 should be read in conjunction with this financial information.

Westar Energy, Inc.
Revenue, Sales and Energy Supply

Supplemental Data	Three Months Ended December 31,
	2017	2016	Change	% Change
Revenues	(Dollars In Thousands)
Residential	$178,773	$174,598	$4,175	2.4
Commercial	172,511	168,819	3,692	2.2
Industrial	99,393	98,575	818	0.8
Other retail	4,035	3,923	112	2.9
Provision for rate refunds	(10,293)	4,066	(14,359)	(353.1)
Total Retail Revenues	444,419	449,981	(5,562)	(1.2)
Tariff-based wholesale	54,680	63,141	(8,461)	(13.4)
Market-based wholesale	15,738	21,210	(5,472)	(25.8)
Transmission	70,348	64,717	5,631	8.7
Other	9,596	7,486	2,110	28.2
Total Revenues	$594,781	$606,535	$(11,754)	(1.9)

Electricity Sales	(Thousands of MWh)
Residential	1,336	1,337	(1)	(0.1)
Commercial	1,780	1,780	—	—
Industrial	1,370	1,361	9	0.7
Other retail	16	19	(3)	(15.8)
Total Retail	4,502	4,497	5	0.1
Tariff-based wholesale	952	1,100	(148)	(13.5)
Market-based wholesale	1,781	1,239	542	43.7
Total wholesale	2,733	2,339	394	16.8
Total Electricity Sales	7,235	6,836	399	5.8

	(Dollars per MWh)
Total retail	$98.72	$100.06	$(1.34)	(1.3)
Tariff-based wholesale	$57.44	$57.40	$0.04	0.1
Market-based wholesale	$8.84	$17.12	$(8.28)	(48.4)

Fuel and Purchased Power	(Dollars In Thousands)
Fuel used for generation	$95,989	$98,206	$(2,217)	(2.3)
Purchased power	40,093	47,430	(7,337)	(15.5)
Subtotal	136,082	145,636	(9,554)	(6.6)
RECA recovery and other	(9,996)	(10,501)	505	4.8
Total fuel and purchased power expense	$126,086	$135,135	$(9,049)	(6.7)

Electricity Supply	(Thousands of MWh)
Generated - Gas	385	397	(12)	(3.0)
Coal	3,472	3,988	(516)	(12.9)
Nuclear	1,270	542	728	134.3
Wind	422	115	307	267.0
Subtotal electricity generated	5,549	5,042	507	10.1
Purchased	1,878	1,923	(45)	(2.3)
Total Electricity Supply	7,427	6,965	462	6.6

	(Dollars per MWh)
Average cost of fuel used for generation	$17.30	$19.48	$(2.18)	(11.2)
Average cost of purchased power	$21.35	$24.66	$(3.31)	(13.4)
Average cost of fuel and purchased power	$18.32	$20.91	$(2.59)	(12.4)

Degree Days		2016/
	2017	20 yr Avg	Change	% Change
Cooling
Actual compared to last year	69	97	(28)	(28.9)
Actual compared to 20 year average	69	39	30	76.9
Heating
Actual compared to last year	1,654	1,498	156	10.4
Actual compared to 20 year average	1,654	1,808	(154)	(8.5)

The Notes to the Consolidated Financial Statements in the company's Annual Report on Form 10-K for the period ended December 31, 2017 should be read in conjunction with this financial information.

Westar Energy, Inc.
Revenue, Sales and Energy Supply

Supplemental Data	Twelve Months Ended December 31,
	2017	2016	Change	% Change
Revenues	(Dollars In Thousands)
Residential	$821,222	$838,998	$(17,776)	(2.1)
Commercial	729,743	741,066	(11,323)	(1.5)
Industrial	423,620	413,298	10,322	2.5
Other retail	16,673	15,683	990	6.3
Provision for rate refunds	(45,224)	(30,696)	(14,528)	(47.3)
Total Retail Revenues	1,946,034	1,978,349	(32,315)	(1.6)
Tariff-based wholesale	232,834	249,344	(16,510)	(6.6)
Market-based wholesale	80,108	55,527	24,581	44.3
Transmission	279,446	253,713	25,733	10.1
Other	32,581	25,154	7,427	29.5
Total Revenues	$2,571,003	$2,562,087	$8,916	0.3

Electricity Sales	(Thousands of MWh)
Residential	6,163	6,434	(271)	(4.2)
Commercial	7,368	7,544	(176)	(2.3)
Industrial	5,689	5,499	190	3.5
Other retail	73	77	(4)	(5.2)
Total Retail	19,293	19,554	(261)	(1.3)
Tariff-based wholesale	4,038	4,391	(353)	(8.0)
Market-based wholesale	6,308	3,908	2,400	61.4
Total wholesale	10,346	8,299	2,047	24.7
Total Electricity Sales	29,639	27,853	1,786	6.4

	(Dollars per MWh)
Total retail	$100.87	$101.17	$(0.30)	(0.3)
Tariff-based wholesale	$57.66	$56.79	$0.87	1.5
Market-based wholesale	$12.70	$14.21	$(1.51)	(10.6)

Fuel and Purchased Power	(Dollars In Thousands)
Fuel used for generation	$397,066	$403,214	$(6,148)	(1.5)
Purchased power	175,877	164,007	11,870	7.2
Subtotal	572,943	567,221	5,722	1.0
RECA recovery and other	(31,408)	(57,725)	26,317	45.6
Total fuel and purchased power expense	$541,535	$509,496	$32,039	6.3

Electricity Supply	(Thousands of MWh)
Generated - Gas	1,712	1,724	(12)	(0.7)
Coal	14,855	15,903	(1,048)	(6.6)
Nuclear	5,005	3,876	1,129	29.1
Wind	1,412	422	990	234.6
Subtotal electricity generated	22,984	21,925	1,059	4.8
Purchased	7,643	6,607	1,036	15.7
Total Electricity Supply	30,627	28,532	2,095	7.3

	(Dollars per MWh)
Average cost of fuel used for generation	$17.28	$18.39	$(1.11)	(6.0)
Average cost of purchased power	$23.01	$24.82	$(1.81)	(7.3)
Average cost of fuel and purchased power	$18.71	$19.88	$(1.17)	(5.9)

Degree Days		2016/
	2017	20 yr Avg	Change	% Change
Cooling
Actual compared to last year	1,730	1,978	(248)	(12.5)
Actual compared to 20 year average	1,730	1,621	109	6.7
Heating
Actual compared to last year	3,871	3,880	(9)	(0.2)
Actual compared to 20 year average	3,871	4,668	(797)	(17.1)

The Notes to the Consolidated Financial Statements in the company's Annual Report on Form 10-K for the period ended December 31, 2017 should be read in conjunction with this financial information.

Westar Energy, Inc.

Capitalization
		December 31, 2017		December 31, 2016
		(Dollars in Thousands)
Current maturities of long-term debt		$—		$125,000
Current maturities of long-term debt of VIEs		28,534		26,842
Long-term debt, net		3,687,555		3,388,670
Long-term debt of variable interest entities, net		81,433		111,209
Total debt		3,797,522	49.6%	3,651,721	48.8%
Common equity		3,908,122	51.0%	3,805,875	50.8%
Noncontrolling interests		(47,685)	(0.6)%	27,315	0.4%
Total capitalization		$7,657,959	100.0%	$7,484,911	100.0%

GAAP Book value per share		$27.50		$26.84
Period end shares outstanding (in thousands)		142,094		141,791

Outstanding Long-Term Debt

	CUSIP	December 31, 2017		December 31, 2016
Westar Energy:		(Dollars in Thousands)
First Mortgage Bond series:
5.15% Series due January 2017	95709TAB6	$—		$125,000
5.10% Series due July 2020	95709TAD2	250,000		250,000
3.250% Series due December 2025	95709TAL4	250,000		250,000
2.550% Series due June 2026	95709TAN0	350,000		350,000
3.10% Series due April 2027	95709TAP5	300,000		—
4.125% Series due December 2042	95709TAH3	550,000		550,000
4.10% Series due March 2043	95709TAJ9	430,000		430,000
4.625% Series due August 2043	95709TAK6	250,000		250,000
4.250% Series due December 2045	95709TAM2	300,000		300,000
		2,680,000		2,505,000
Pollution control bond series:
Variable series due April 2032 (St Marys)	792609AF6	45,000		45,000
Variable series due April 2032 (Wamego)	933623BN9	30,500		30,500
		75,500		75,500
Total Westar Energy		2,755,500		2,580,500

KGE
First mortgage bond series:
6.70%Series due June 2019	U24448AB5	300,000		300,000
6.15% Series due May 2023	485260B@1	50,000		50,000
6.53% Series due December 2037	485260BJ1	175,000		175,000
6.64%Series due May 2038	485260B#9	100,000		100,000
4.30% Series due July 2044	485260BM4	250,000		250,000
		875,000		875,000
Pollution control bond series:
Variable rate series due April 2027 (LaCygne)	502828AJ5	21,940		21,940
2.50% Series due June 2031		50,000		50,000
Variable rate series due April 2032 (St Marys)	792609AE9	14,500		14,500
Variable rate series due April 2032 (Wamego)	933623BM1	10,000		10,000
		96,440		96,440
Total KGE		971,440		971,440

Total long-term debt		3,726,940		3,551,940
Unamortized debt discount		(10,925)		(10,358)
Unamortized debt issuance expense		(28,460)		(27,912)
Long-term debt due within one year		—		(125,000)
Total long-term debt, net		$3,687,555		$3,388,670

The Notes to the Consolidated Financial Statements in the company's Annual Report on Form 10-K for the period ended December 31, 2017 should be read in conjunction with this financial information.

Westar Energy, Inc.
GAAP to Non-GAAP Reconciliation

Fuel and purchased power costs fluctuate with electricity sales and unit costs. As permitted by regulators, prices are adjusted to reflect changes in the costs of fuel and purchased power. Fuel and purchased power costs for wholesale customers are recovered at prevailing market prices or based on a predetermined formula with a price adjustment approved by FERC. As a result, changes in fuel and purchased power costs are offset in revenues with minimal impact on net income. In addition, SPP network transmission costs fluctuate due primarily to investments by us and other members of the SPP for upgrades to the transmission grid within the SPP RTO. As with fuel and purchased power costs, changes in SPP network transmission costs are mostly reflected in the prices we charge customers with minimal impact on net income. For this reason, Westar management believes that gross margin is useful for understanding and analyzing changes in operating performance from one period to the next. Gross margin, a non-GAAP measure, is calculated as total revenues, including transmission revenues, less the sum of fuel and purchased power costs and amounts billed by the SPP for network transmission costs (SPP NITS). Accordingly, gross margin reflects transmission revenues and costs on a net basis.

The calculations of gross margin for the three and twelve months ended December 31, 2017 and 2016, are shown in the table below. The table also includes a reconciliation of income from operations to gross margin for both periods. Income from operations is the GAAP financial measure most directly comparable to gross margin.

	Three Months Ended December 31,			Twelve Months Ended December 31,
	2017	2016	Change	2017	2016	Change
	(Dollars in Thousands)
Revenues	$594,781	$606,535	$(11,754)	$2,571,003	$2,562,087	$8,916
Less: Fuel and purchased power expense	126,086	135,135	(9,049)	541,535	509,496	32,039
SPP network transmission costs	62,867	58,838	4,029	247,882	232,763	15,119
Gross Margin	$405,828	$412,562	$(6,734)	$1,781,586	$1,819,828	$(38,242)

Income from operations	$117,282	$115,881	$1,401	$658,719	$681,883	$(23,164)
Plus: Operating and maintenance expense	85,711	96,178	(10,467)	333,923	346,313	(12,390)
Depreciation and amortization expense	94,424	85,681	8,743	371,747	338,519	33,228
Selling, general and administrative expense	67,202	68,689	(1,487)	249,567	261,451	(11,884)
Taxes other than income tax	41,209	46,133	(4,924)	167,630	191,662	(24,032)
Gross Margin	$405,828	$412,562	$(6,734)	$1,781,586	$1,819,828	$(38,242)

The Notes to the Consolidated Financial Statements in the company's Annual Report on Form 10-K for the period ended December 31, 2017 should be read in conjunction with this financial information.

2018 – 2022 Capital Forecast

	Actual 2017	2018	2019	2020	2021	2022	2018 – 2022	
Generation	$213.4	$214.8	$181.2	$175.4	$154.7	$158.7	$884.8	
Nuclear Fuel	41.6	21.4	26.3	44.7	26.1	26.3	144.8	(a)
Transmission	240.4	245.3	254.9	247.2	259.6	259.4	1,266.4	(b)
Distribution	208.5	195.5	190.1	186.4	181.5	193.7	947.2	
Other	60.7	83.0	104.5	96.3	78.1	75.9	437.8	
Total	**$764.6**	**$760.0**	**$757.0**	**$750.0**	**$700.0**	**$714.0**	**$3,681.0**	

(a) Recover through the fuel adjustment clause
(b) Annual recovery through FERC Transmission Formula Rate and companion retail Transmission Delivery Charge

** All forward looking projections assume continued stand-alone operations. Projections may change following close of merger with GXP.*

Feb 2018 Earnings Package

Westar Energy.

2018 – 2022 Capital Forecast

Distribution
26%
Transmission
34%
Other
12%
4%
Nuclear Fuel
24%
Generation

** All forward looking projections assume continued stand-alone operations. Projections may change following close of merger with GXP.*

Feb 2018 Earnings Package

Westar Energy.

Forward Looking Disclosures

Statements made in this presentation that are not based on historical facts are forward-looking, may involve risks and uncertainties, and are intended to be as of the date when made. Forward-looking statements include, but are not limited to, statements relating to the anticipated merger transaction of Westar Energy, Inc. (Westar Energy) and Great Plains Energy Incorporated (Great Plains Energy), including those that relate to the expected financial and operational benefits of the merger to the companies and their shareholders (including cost savings, operational efficiencies and the impact of the anticipated merger on earnings per share), the expected timing of closing, the outcome of regulatory proceedings, cost estimates of capital projects, dividend growth, share repurchases, balance sheet and credit ratings, rebates to customers, employee issues and other matters affecting future operations. In connection with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, Westar Energy is providing a number of important factors that could cause actual results to differ materially from the provided forward-looking information. These important factors include: future economic conditions in regional, national and international markets and their effects on sales, prices and costs; prices and availability of electricity in regional and national wholesale markets; market perception of the energy industry, Great Plains Energy, KCP&L, and Westar Energy; changes in business strategy, operations or development plans; the outcome of contract negotiations for goods and services; effects of current or proposed state and federal legislative and regulatory actions or developments, including, but not limited to, deregulation, re-regulation and restructuring of the electric utility industry; decisions of regulators regarding rates that the companies can charge for electricity; adverse changes in applicable laws, regulations, rules, principles or practices governing tax, accounting and environmental matters including, but not limited to, air and water quality; financial market conditions and performance including, but not limited to, changes in interest rates and credit spreads and in availability and cost of capital and the effects on derivatives and hedges, nuclear decommissioning trust and pension plan assets and costs; impairments of long-lived assets or goodwill; credit ratings; inflation rates; effectiveness of risk management policies and procedures and the ability of counterparties to satisfy their contractual commitments; impact of terrorist acts, including, but not limited to, cyber terrorism; ability to carry out marketing and sales plans; weather conditions including, but not limited to, weather-related damage and their effects on sales, prices and costs; cost, availability, quality and deliverability of fuel; the inherent uncertainties in estimating the effects of weather, economic conditions and other factors on customer consumption and financial results; ability to achieve generation goals and the occurrence and duration of planned and unplanned generation outages; delays in the anticipated in-service dates and cost increases of generation, transmission, distribution or other projects; the inherent risks associated with the ownership and operation of a nuclear facility including, but not limited to, environmental, health, safety, regulatory and financial risks; workforce risks, including, but not limited to, increased costs of retirement, health care and other benefits; the ability of Great Plains Energy and Westar Energy to obtain the regulatory approvals necessary to complete the anticipated merger or the imposition of adverse conditions or costs in connection with obtaining regulatory approvals; the risk that a condition to the closing of the anticipated merger may not be satisfied or that the anticipated merger may fail to close; the outcome of any legal proceedings, regulatory proceedings or enforcement matters that may be instituted relating to the anticipated merger; the costs incurred to consummate the anticipated merger; the possibility that the expected value creation from the anticipated merger will not be realized, or will not be realized within the expected time period; difficulties related to the integration of the two companies; the credit ratings of the combined company following the anticipated merger; disruption from the anticipated merger making it more difficult to maintain relationships with customers, employees, regulators or suppliers; the anticipated diversion of management time and attention on the anticipated merger; and other risks and uncertainties.

This list of factors is not all-inclusive because it is not possible to predict all factors. Additional risks and uncertainties are discussed in the joint proxy statement/prospectus and other materials that Great Plains Energy, Westar Energy and Monarch Energy Holding, Inc. (Monarch Energy) file with the Securities and Exchange Commission (SEC) in connection with the anticipated merger. Other risk factors are detailed from time to time in quarterly reports on Form 10-Q and annual reports on Form 10-K filed by Westar Energy with the SEC. Each forward-looking statement speaks only as of the date of the particular statement. Westar Energy undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Feb 2018 Earnings Package

Westar Energy.